UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2023

BigCommerce Holdings, Inc.

(Exact name of registrant as specified in charter)

Delaware	001-39423	46-2707656
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

11305 Four Points Drive

Building II, Suite 100

Austin, Texas 78726

(Address of principal executive offices, including zip code)

(512) 865-4500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Series 1 Common Stock, $ 0.0001 par value per share	BIGC	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 31, 2023, the Board of Directors (the “Board”) of BigCommerce Holdings, Inc. (the “Company”), acting upon the recommendation of the Nominating and Corporate Governance Committee of the Board, adopted and approved the Company’s Second Amended and Restated Bylaws (as so amended, the “Amended Bylaws”), which became effective upon approval. The Amended Bylaws include updated requirements and procedures that:

•

modify the provisions governing notice of stockholder meetings, giving of proxies, and timing of access to the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the Delaware General Corporation Law, as amended;

•

enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of stockholder proposals at stockholder meetings (e.g., requiring additional disclosures from nominating or proposing stockholders, proposed director nominees and other persons associated with nominating or proposing stockholders) to help ensure that the Company can inform stockholders of the interests held by proposing or nominating stockholders;

•

address other matters relating to the new universal proxy rules (“Universal Proxy Rules”) adopted by the U.S. Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, including the use of universal proxy cards and solicitations by stockholders pursuant to Universal Proxy Rules, e.g., providing that no person may solicit proxies in support of a nominee other than the Board’s nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended, including applicable notice and solicitation requirements, and reserving the use of a white proxy card for exclusive use by the Board; and

•	make certain additional technical, conforming, modernizing and clarifying changes.

The foregoing summary of, and the description of the revisions to, the Amended Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, a copy of which is filed hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2	Second Amended and Restated Bylaws of BigCommerce Holdings, Inc. effective August 31, 2023.

104	Cover page interactive data file (embedded within the inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BigCommerce Holdings, Inc.

Date: September 1, 2023	By:	/s/ Chuck Cassidy
Chuck Cassidy
General Counsel